Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Alex B. Best
Printed Name: Alex B. Best

In the presence of:

/s/ Patrick W. Macken
Signature of Witness
Name of Witness: Patrick W. Macken
Address:	3871 Lakefield Drive
Suwanee GA 30024
Occupation: Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Harry L. Bosco
Printed Name: Harry L. Bosco

In the presence of:

/s/ Judith Bosco
Signature of Witness
Name of Witness: Judith Bosco
Address:	269 Eagle Estate Drive
Debary, FL 32713
Occupation: Retired teacher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ John T. Bryan
Printed Name: John T. Bryan

In the presence of:

/s/ Robert A. Fuhrer
Signature of Witness
Name of Witness: Robert A. Fuhrer
Address:	2121 Cooperative Way
Herndon, VA 20171
Occupation: Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ James A. Chiddix
Printed Name: James A. Chiddix

In the presence of:

/s/ Patrick W. Macken
Signature of Witness
Name of Witness: Patrick W. Macken
Address:	3871 Lakefield Drive
Suwanee GA 30024
Occupation: Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Andrew T. Heller
Printed Name: Andrew T. Heller

In the presence of:

/s/ Patrick W. Macken
Signature of Witness
Name of Witness: Patrick W. Macken
Address:	3871 Lakefield Drive
Suwanee GA 30024
Occupation: Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Jeong H. Kim
Printed Name: Jeong H. Kim

/s/ Patrick W. Macken
Signature of Witness
Name of Witness: Patrick W. Macken
Address:	3871 Lakefield Drive
Suwanee GA 30024
Occupation: Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Doreen A. Toben
Printed Name: Doreen A. Toben

/s/ Jenette Pena
Signature of Witness
Name of Witness: Jenette Pena
Address:	2 Park Avenue, RM 8R
New York, NY 10016
Occupation:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ Debora J. Wilson
Printed Name: Debora J. Wilson

/s/ John P. Sanborn
Signature of Witness
Name of Witness: John P. Sanborn
Address:	3994 Ballynahown Circle
Fairfax, VA 22030
Occupation: Retired

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, hereby constitutes and appoints Robert Stanzione, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 26, 2016.

/s/ David A. Woodle
Printed Name: David A. Woodle

In the presence of:

/s/ Hollie B Woodle
Signature of Witness
Name of Witness: Hollie B. Woodle
Address:	429 Brandy Wine Drive
State College PA 16801
Occupation: